UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 18, 2023

Jefferies Financial Group Inc.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	001-05721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1 per share 4.850% Senior Notes Due 2027 2.750% Senior Notes Due 2032	JEF JEF 27A JEF 32A	New York Stock Exchange New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 18, 2023, Jefferies Financial Group Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Jefferies LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters identified in Schedule A to the Purchase Agreement, whereby the Company agreed to issue and sell to the underwriters $1,000,000,000 aggregate principal amount of its 5.875% Senior Notes due 2028 (the “Notes”). The Notes were registered under the Company’s Shelf Registration Statement on Form S-3, as amended (File No. 333-271881). The sale of the Notes pursuant to the Purchase Agreement closed on July 21, 2023, on which date the Company issued the Notes pursuant to the Company’s Indenture (the “Indenture”), dated as of October 18, 2013, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 3 establishing the terms of the Notes (the “Supplemental Indenture”), dated as of July 21, 2023, between the Company and the Trustee.

The Company estimates that the aggregate net proceeds from the issuance and sale of the Notes, after deducting the underwriting discount and expenses relating to the offering, will be approximately $990,370,000. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include the refinancing of its 1.000% Euro Medium Term Notes due July 19, 2024.

The foregoing summary of the Purchase Agreement, the Notes, the Indenture and the Supplemental Indenture is qualified in its entirety by reference to the documents filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
1.1
Purchase Agreement, dated as of July 18, 2023, among Jefferies Financial Group Inc., Jefferies LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters identified in Schedule A thereto, relating to the Notes*

4.1
Indenture, dated as of October 18, 2013, between Jefferies Financial Group Inc. (f/k/a Leucadia National Corporation), and The Bank of New York Mellon, as Trustee, incorporated herein by reference to Exhibit 4.1 of the Form 8-K of Jefferies Financial Group Inc. filed on October 18, 2013

4.2	Supplemental Indenture No. 3 establishing the terms of the Notes, dated as of July 21, 2023, between Jefferies Financial Group Inc. and The Bank of New York Mellon, as Trustee*
4.3	Form of Global Note*
5.1	Opinion of Sidley Austin LLP*
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Financial Group Inc.

By:	/s/ Michael J. Sharp
Name:	Michael J. Sharp
Title:	Executive Vice President and General Counsel

Date: July 21, 2023